SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    December 11, 1998





                              NEUROGEN CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                      0-18311            22-2845714
(State or other jurisdiction of    ( Commission       (I.R.S. Employer
incorporation or organization)     File Number)      Identification No.)


Northeast Industrial Road, Branford, Connecticut             06405
  (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code      (203) 488-8201




                                      None
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant


(a)  Previous independent accountants


(i) On December 11, 1998, Neurogen Corporation (the "Company"), dismissed Ernst & Young LLP as its principal independent accountants.

(ii) The reports of Ernst & Young LLP on the Company's financial statements for the fiscal years ended December 31, 1996 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)The  Company's   Board  of  Directors   approved  the  decision  to  change
     independent accountants.

(iv) In connection with its audits for the fiscal years ended December 31, 1996 and 1997 and through December 11, 1998, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements of such years.

(v) During the fiscal years ended December 31, 1996 and 1997 and through December 11, 1998, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

(vi) The Company has requested that Ernst & Young LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit 16 to this Form 8-K.


(b)  New independent accountants


(i) The Company engaged PricewaterhouseCoopers LLP as its new independent accountants as of December 14, 1998.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   NEUROGEN CORPORATION
                                                       (Registrant)


                                                 /s/ STEPHEN R. DAVIS
                                                     Stephen R. Davis
                                                Vice President-Finance and
                                                  Chief Financial Officer

December 16, 1998
      DATE